LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND

December 1, 1998

Dear Shareholder:

We are pleased to report that the J.P. Morgan Institutional Service Treasury Money Market Fund outperformed its benchmark, the IBC U.S. Treasury & Repo Money Fund Average, for the fiscal year ended October 31, 1998. The fund returned 5.27% for the period versus a benchmark return of 4.82%. Security selection and active maturity management contributed to the fund's outperformance for the period (see table on page 2).

The fund maintained a stable $1.00 net asset value over the period. The fund's total net assets were approximately $471.3 million while the net assets of the Treasury Money Market Portfolio, in which the fund invests, totaled approximately $705.0 million on October 31, 1998, the end of the reporting period.

We call your attention to the Portfolio manager Q&A on page three, in which Robert Johnson, the lead portfolio manager, discusses some of the events affecting the market and how the portfolio was positioned to respond to them.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

-------------------------------------------------------------------------------
TABLE OF CONTENTS
     LETTER TO THE SHAREHOLDERS......1    GLOSSARY OF TERMS.............5

     FUND PERFORMANCE................2    FUND FACTS AND HIGHLIGHTS.....6

     PORTFOLIO MANAGER Q&A...........3    FINANCIAL STATEMENTS..........8
-------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



PERFORMANCE                                             TOTAL RETURNS         AVERAGE ANNUAL TOTAL RETURNS
                                                       ------------------    -------------------------------
                                                       THREE     SIX         ONE         SINCE
AS OF OCTOBER 31, 1998                                 MONTHS    MONTHS      YEAR        INCEPTION*
-------------------------------------------------------------------------    -------------------------------
J.P. Morgan Institutional Service Treasury
 Money Market Fund                                      1.27%     2.59%       5.27%          5.31%

IBC U.S. Treasury
 & Repo Money Fund Average                              1.15%     2.35%       4.82%          4.82%

Lipper Institutional U.S.
 Treasury Money Market Fund Average                     1.23%     2.51%       5.12%          5.14%

AS OF SEPTEMBER 30, 1998
-------------------------------------------------------------------------    -------------------------------
J.P. Morgan Institutional Service Treasury
 Money Market Fund                                      1.31%     2.61%       5.32%          5.34%

IBC U.S. Treasury
 & Repo Money Fund Average                              1.19%     2.39%       4.85%          4.85%

Lipper Institutional U.S.
 Treasury Money Market Fund Average                     1.27%     2.54%       5.16%          5.17%


*THE FUND COMMENCED OPERATIONS ON JULY 7, 1997 AND HAS PROVIDED A TOTAL RETURN OF 5.30% FROM THAT DATE THROUGH OCTOBER 31, 1998. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM JULY 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE ALL AVAILABLE.

PERFORMANCE OF THE IBC U.S. TREASURY & REPO MONEY FUND AVERAGE IS THAT OF AN AVERAGE OF FUNDS MANAGED SIMILARLY TO THE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. IBC IS A
NATIONALLY-RECOGNIZED SOURCE OF MONEY MARKET FUND DATA. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with ROBERT R. ("SKIP") JOHNSON, a member of the portfolio management team for The Treasury Money Market Portfolio, in which the fund invests. Prior to joining Morgan in 1988, Skip held senior positions with the Bank of Montreal and U.S. Steel. This interview was conducted on November 16, 1998 and reflects his views on that date.

WOULD YOU BRIEFLY DESCRIBE MARKET EVENTS THAT OCCURRED FOR THE PERIOD UNDER REVIEW?

RJ: Throughout most of the past 12 months, the economy grew at a strong pace while inflation remained low - setting the stage for a possible Federal Reserve tightening. In fact, during the early part of the period the Fed held a tightening bias, although it did not do so, largely due to the favorable level of inflation. In mid-year, considering the fallout from the Asian and Russian crises and the contagion effect thereof, the Fed moved to an easing mode and did, in fact, ease twice, bringing the federal funds rate down to 5%. As a result, the financial markets saw for the first time in many months some stability. For the money markets, the flight to quality heightened toward the end of the period, particularly in late August and through September, due to the precipitous drop in the U.S. equity market at that time, general investor sentiment and risk aversion, and perhaps most significantly, the anticipation of a rate cut by the Fed. This rally was significant - and we saw an inverted yield curve as short-term rates tied to the federal funds rate and LIBOR remained above longer-term levels.


WHAT WERE THE IMPLICATIONS OF THESE EVENTS FOR THE PORTFOLIO, PARTICULARLY IN TERMS OF ITS PERFORMANCE?

RJ: The first notable effect of the markets on the fund was a significant increase in the fund's assets, most dramatically in the third quarter. Investors moved to safer havens throughout most of this period but more markedly toward the end of the summer. In addition, we saw a good amount of money come into the fund from people who qualified for state and local tax exemptions in some of the higher-tax states. In general, the fund performed very well throughout the period. This was due to a combination of the general flight to quality in the financial markets but also because of how the portfolio was structured and managed throughout the period.

PLEASE EXPLAIN.

RJ: We kept our focus on liquidity management and appropriately structuring the portfolio throughout the period. For example, we kept a neutral bias while the Fed was in a tightening mode earlier on. We thought the market was fairly valued to Fed expectations at the time. This proved to be the right choice. Later on, we extended our durations when we realized that the Fed would most likely have to ease to calm financial markets. At the end of the third quarter we were long, with expectations for further eases.

In addition, throughout the year we maintained a disciplined structure of laddered investments in order to hedge ourselves against any unforeseen events. We did this primarily to ensure that we had enough liquidity should there be redemptions. We're confident this approach substantially contributed to the fund's competitive performance during the entire period.

Specifically, we had a high degree of repos up until late in the third quarter, when we increased our non-repo holdings to take advantage of expected further easings in monetary policy.


WHAT IS YOUR OUTLOOK MOVING FORWARD? HOW WILL YOU POSITION THE PORTFOLIO IN LIGHT OF THAT OUTLOOK?

RJ: A big factor in our portfolio construction is to have a high degree of liquidity. We're also going to maintain our longer bias, as we're expecting further eases in monetary policy. This is largely because we anticipate a slowdown in the economy, which could lead to another Fed ease, so it makes sense that our bias would be to have a longer portfolio; the market is fairly priced for that. The market is now pricing in eases, but not to the extent it did prior to the September 29th meeting of the Fed. Overall, we believe during the months ahead the fund will continue to perform competitively, relative to the benchmark and to our competitors.

GLOSSARY OF TERMS

AVERAGE MATURITY: The weighted average time to maturity of the entire portfolio with the weights equal to the percentage of the portfolio invested in each security (see Maturity).

CREDIT RATING: The rating assigned to a bond or note by independent rating agencies such as Standard & Poor's Corporation and Moody's Investors Service. In evaluating creditworthiness, these agencies assess the issuer's present financial condition and future ability and willingness to make principal and interest payments when due.

CREDIT RISK: Financial risk that an obligation will not be paid and a loss will result.

LETTER OF CREDIT: Instrument or document issued by a bank guaranteeing the payment of a customer's drafts up to a stated amount and eliminating the seller's risk.

MATURITY: The date on which the life of a financial instrument ends through cash or physical settlement or expiration with no value or the date a security comes due and fully payable.

VARIABLE RATE DEMAND NOTE: Note representing borrowings that is payable on demand and that bears interest tied to a base money market rate, usually the bank prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

YIELD: Coupon rate of interest on a bond divided by the purchase price. As a bond's price falls, its yield rises and vice versa.

YIELD CURVE: A graph showing the term structure or level of interest rates ranging from the shortest to the longest maturities. The resulting curve shows if short-term interest rates are higher or lower than long-term rates. Normally, the longer the bond, the higher the yield it offers, resulting in a positive yield curve. An inverted yield curve can occur when there are supply/demand imbalances for various maturities, which results in short-term rates at higher levels than longer-term instruments.

YIELD SPREAD: The difference in yield between different types of securities. For example, if a Treasury bond is yielding 6.00% and a municipal is yielding 5.00%, the yield spread is 1.00% or 100 basis points.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Service Treasury Money Market Fund seeks to provide high current income consistent with the preservation of capital and same-day liquidity. It is designed for investors who seek to preserve capital and earn current income from a portfolio of direct obligations of the U.S. Treasury and obligations of certain U.S. government agencies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
7/7/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/98
$471,279,044

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/98
$705,046,674

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
MONTHLY

LONG-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/11/98

EXPENSE RATIO
The fund's current expense ratio of 0.37% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1998


DAYS TO MATURITY
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

0-30 DAYS      82.4%
90+ DAYS       17.6%

AVERAGE 7-DAY YIELD
4.70%*

AVERAGE LIFE
34.5 days

*YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE AVERAGE 7-DAY CURRENT YIELD WOULD HAVE BEEN 4.56%.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. WHILE THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL CONTINUE TO DO SO.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The Treasury Money Market Portfolio
  ("Portfolio"), at value                          $473,330,259
Receivable for Expense Reimbursements                    94,568
Deferred Organization Expenses                            8,679
Prepaid Expenses and Other Assets                         3,971
                                                   ------------
    Total Assets                                    473,437,477
                                                   ------------
LIABILITIES
Dividends Payable to Shareholders                     1,856,306
Service Organization Fee Payable                        104,398
Shareholder Servicing Fee Payable                        20,880
Administrative Services Fee Payable                      11,777
Administration Fee Payable                                1,104
Trustees' Fee Payable                                       719
Fund Services Fee Payable                                   411
Accrued Expenses                                        162,838
                                                   ------------
    Total Liabilities                                 2,158,433
                                                   ------------
NET ASSETS
Applicable to 471,283,352 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $471,279,044
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                               $1.00
                                                           ----
                                                           ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $471,283,352
Accumulated Net Realized Loss on Investment              (4,308)
                                                   ------------
    Net Assets                                     $471,279,044
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                       $19,756,169
Allocated Portfolio Expenses (Net of
  Reimbursement of $544,663)                                       (424,627)
                                                                -----------
    Net Investment Income Allocated from
      Portfolio                                                  19,331,542
FUND EXPENSES
Service Organization Fee                           $  901,680
Shareholder Servicing Fee                             180,336
Registration Fees                                     144,007
Administrative Services Fee                           103,623
Professional Fees and Expenses                         17,803
Transfer Agent Fees                                    13,632
Fund Services Fee                                      10,469
Administration Fee                                      7,650
Trustees' Fees and Expenses                             5,302
Amortization of Organization Expenses                   2,357
Miscellaneous                                          17,616
                                                   ----------
    Total Fund Expenses                             1,404,475
Less: Reimbursement of Expenses                      (503,809)
                                                   ----------
NET FUND EXPENSES                                                   900,666
                                                                -----------
NET INVESTMENT INCOME                                            18,430,876
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                          (4,308)
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $18,426,568
                                                                -----------
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                         JULY 7, 1997
                                                    FOR THE FISCAL     (COMMENCEMENT OF
                                                      YEAR ENDED      OPERATIONS) THROUGH
                                                   OCTOBER 31, 1998    OCTOBER 31, 1997
                                                   ----------------   -------------------
INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $     18,430,876   $          449,821
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                             (4,308)               1,037
                                                   ----------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                         18,426,568              450,858
                                                   ----------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (18,430,876)            (449,821)
Net Realized Gain                                              (974)                 (63)
                                                   ----------------   -------------------
    Total Distributions to Shareholders                 (18,431,850)            (449,884)
                                                   ----------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  (AT A CONSTANT $1.00 PER SHARE)
Proceeds from Shares of Beneficial Interest Sold      4,249,895,488           69,740,321
Reinvestment of Dividends and Distributions                 675,097               54,475
Cost of Shares of Beneficial Interest Redeemed       (3,815,268,896)         (33,813,133)
                                                   ----------------   -------------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                               435,301,689           35,981,663
                                                   ----------------   -------------------
    Total Increase in Net Assets                        435,296,407           35,982,637

NET ASSETS
Beginning of Period                                      35,982,637                   --
                                                   ----------------   -------------------
End of Period                                      $    471,279,044   $       35,982,637
                                                   ----------------   -------------------
                                                   ----------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                    FOR THE PERIOD
                                                                     JULY 7, 1997
                                            FOR THE FISCAL         (COMMENCEMENT OF
                                              YEAR ENDED          OPERATIONS) THROUGH
                                           OCTOBER 31, 1998        OCTOBER 31, 1997
                                          -------------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    1.00               $    1.00
                                          -------------------     -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.0514                  0.0169
Net Realized Gain (Loss) on Investment               (0.0000)(a)              0.0000(a)
                                          -------------------     -------------------
Total from Investment Operations                      0.0514                  0.0169
                                          -------------------     -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.0514)                (0.0169)
Net Realized Gain                                    (0.0000)(a)             (0.0000)(a)
                                          -------------------     -------------------
Total Distributions to Shareholders                  (0.0514)                (0.0169)
                                          -------------------     -------------------

NET ASSET VALUE, END OF PERIOD                     $    1.00               $    1.00
                                          -------------------     -------------------
                                          -------------------     -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                            5.27%                   1.71%(b)
Net Assets, End of Period (in thousands)           $ 471,279               $  35,983
Ratios to Average Net Assets
  Expenses                                              0.37%                   0.28%(c)
  Net Investment Income                                 5.11%                   5.29%(c)
  Expenses without reimbursement                        0.66%                   1.71%(c)

------------------------
(a) Less than $0.0001.

(b) Not Annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J. P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J. P. Morgan Institutional Service Treasury Money Market Fund (the "fund") is a separate series of J. P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on July 7, 1997.

The fund invests all of its investable assets in The Treasury Money Market Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (67% at October 31, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income and net realized capital gains, if any, are declared as dividends daily and paid monthly. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and may be reflected in the fund's daily dividends. Substantially all the realized net long-term capital gains, if any, are declared and paid annually, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the fund.

   d) The fund incurred organization expenses in the amount of $11,741 which were deferred and are amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Code, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. For United States federal income tax purposes, the fund had a capital loss carryforward at October 31, 1998 of $4,308, which expires in 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

J. P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   f) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $7,650.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J. P. Morgan Funds invest (the "master portfolios") and J. P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J. P. Morgan Series Trust. For the fiscal year ended October 31, 1998, the fee for these services amounted to $103,623.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than the following respective percentages of average daily net assets of the fund for the periods indicated below:

November 1, 1997-November 30, 1997..........................      0.30%
December 1, 1997-July 31, 1998..............................      0.35%
August 1, 1998-November 30, 1998............................      0.40%
December 1, 1998-February 28, 1999..........................      0.45%

J. P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

      For the fiscal year ended October 31, 1998, J.P. Morgan has agreed to reimburse the fund $503,809 for expenses under this agreement. The total operating expenses for the fund is a blended ratio which is based on reimbursements in effect for the fiscal year ended October 31, 1998 and may not necessarily represent the actual amount incurred by the shareholder. This reimbursement arrangement can be changed or terminated at any time after February 28, 1999 at the option of J.P. Morgan.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.05% of the average daily net assets of the fund. For the fiscal year ended October 31, 1998, the fee for these services amounted to $180,336.

   d) The trust on behalf of the fund, has a Service Plan with respect to fund shares which authorizes it to compensate Service Organizations for providing account administration and other services to their customers who are beneficial owners of such shares. The fund will enter into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). The Service Agreements provide that the fund pay Service Organizations a fee which is computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of the fund with respect to the shares of the fund attributable to or held in the name of the Service Organization for its customers. For the fiscal year ended October 31, 1998 the fee for these services amounted to $901,680.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $10,469 for the fiscal year ended October 31, 1998.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J. P. Morgan Funds, the master portfolios, and
      J. P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,200.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional Service Treasury Money Market Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional Service Treasury Money Market Fund (one of the series constituting part of J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 7, 1997 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the trust unless otherwise specified. The meeting was held for the following purposes:

1. To elect a slate of five trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.

2a.To approve the amendment of the fund's investment restriction relating to diversification of assets.

2b.To approve the amendment of the fund's investment restriction relating to concentration of assets in a particular industry.

2c.To approve the amendment of the fund's investment restriction relating to the issuance of senior securities.

2d.To standardize the borrowing ability of the fund to the extent permitted by applicable law.

2e.To approve the amendment of the fund's investment restriction relating to underwriting.

2f.To approve the amendment of the fund's investment restriction relating to investment in real estate.

2g.To approve the amendment of the fund's investment restriction relating to commodities.

2h.To approve the amendment of the fund's investment restriction relating to lending.

2i.To approve the reclassification of the fund's other fundamental restrictions as nonfundamental.

3. To approve the reclassification of the fund's investment objective from fundamental to nonfundamental.

4. To approve a new investment advisory agreement of the fund.

5. To amend the Declaration of Trust to provide dollar-based voting rights.

6. To ratify the selection of independent accountants, PricewaterhouseCoopers
   LLP.

The results of the proxy solicitation on the above matters were as follows:

DIRECTORS/MATTER                                     VOTES FOR     VOTES AGAINST   ABSTENTIONS
-------------------------------------------------  -------------   -------------   -----------
1. Frederick S. Addy.............................  2,592,561,591       8,840,251            --
 William G. Burns................................  2,592,561,591       8,840,251            --
 Arthur C. Eschenlauer...........................  2,592,561,591       8,840,251            --
 Matthew Healey..................................  2,592,561,591       8,840,251            --
 Michael P. Mallardi.............................  2,592,561,591       8,840,251            --
2. Amending of Investment Restrictions:
  a. Relating to diversification of assets.......    286,646,379               0             0
  b. Relating to concentration of assets.........    286,646,379               0             0
  c. Relating to issuance of senior securities...    286,646,379               0             0
  d. Relating to borrowing.......................    286,646,379               0             0
  e. Relating to underwriting....................    286,646,379               0             0
  f. Relating to investment in real estate.......    286,646,379               0             0
  g. Relating to commodities.....................    286,646,379               0             0
  h. Relating to lending.........................    286,646,379               0             0
  i.Reclassification of other restrictions as
      nonfundamental.............................    286,646,379               0             0
3. Reclassification of investment objectives.....            N/A             N/A           N/A
4. Investment advisory agreement.................    286,646,379               0             0
5. Dollar-based voting rights....................  2,411,567,264       7,638,329   179,591,823
6.Independent accountants,
    PricewaterhouseCoopers LLP...................  2,402,592,025      19,567,729   179,242,087

The Treasury Money Market Portfolio

Annual Report October 31, 1998

(The following pages should be read in conjunction with J.P. Morgan Institutional Service Treasury Money Market Fund
Annual Financial Statements)

THE TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

  PRINCIPAL                                                                      YIELD TO
    AMOUNT                                                           MATURITY    MATURITY/
(IN THOUSANDS)                  SECURITY DESCRIPTION                   DATE        RATE          VALUE
--------------    -------------------------------------------------  ---------   ---------   -------------
U.S. TREASURY OBLIGATIONS (17.4%)
$      15,000     U.S. Treasury Notes..............................    1/31/99      5.875%   $  15,015,151
       15,000     U.S. Treasury Notes..............................    2/28/99      5.875       15,014,293
       30,000     U.S. Treasury Notes..............................    4/30/99      6.375       30,123,283
       42,500     U.S. Treasury Notes..............................    5/31/99      6.250       42,659,852
       20,000     U.S. Treasury Notes..............................    7/31/99      5.875       20,052,397
                                                                                             -------------
                      TOTAL U.S. TREASURY OBLIGATIONS..............                            122,864,976
                                                                                             -------------

REPURCHASE AGREEMENTS (81.3%)
       30,000     Bear Stearns Repurchase Agreement, dated
                    10/30/98, at 5.400%, proceeds include interest
                    $30,009,000 (collateralized by $44,257,000 U.S.
                    Treasury Strips, 7.625% through 7.750%, due
                    2/15/99 through 2/15/25, valued at
                    $30,633,062)...................................    11/2/98      5.400       30,000,000
       30,000     Chase Repurchase Agreement, dated 10/30/98, at
                    5.380%, proceeds include interest $30,008,967
                    (collateralized by $28,224,000 U.S. Treasury
                    Notes, 5.875% through 6.375%, due 7/31/02
                    through 9/30/02, valued at $30,601,836)........    11/2/98      5.380       30,000,000
       32,000     Credit Suisse First Boston Repurchase Agreement,
                    dated 10/30/98, at 5.350%, proceeds include
                    interest $32,009,511 (collateralized by
                    $29,598,000 U.S. Treasury Notes, 7.500% through
                    7.875%, due 8/15/01 through 11/15/01, valued at
                    $32,949,612)...................................    11/2/98      5.350       32,000,000
      160,288     Goldman Sachs Repurchase Agreement, dated
                    10/30/98, at 5.380%, proceeds include interest
                    $160,335,908 (collateralized by $154,408,000
                    U.S. Treasury Notes, 5.500% through 7.875%, due
                    5/31/99 through 12/31/00, valued at
                    $160,288,810)..................................    11/2/98      5.380      160,288,000
       32,000     Greenwich Capital Repurchase Agreement, dated
                    10/30/98, at 5.420%, proceeds include interest
                    $32,009,636 (collateralized by $30,490,000 U.S.
                    Treasury Notes, 5.625% through 7.750%, due
                    11/30/99 through 5/15/08, valued at
                    $32,645,455)...................................    11/2/98      5.420       32,000,000
       30,000     HSBC Repurchase Agreement, dated 10/30/98, at
                    5.420%, proceeds include interest $30,009,033
                    (collateralized by $21,015,000 U.S. Treasury
                    Bond, 8.875%, due 2/15/19, valued at
                    $30,600,760)...................................    11/2/98      5.420       30,000,000
       34,000     Lehman Brothers Repurchase Agreement, dated
                    10/30/98, at 5.420%, proceeds include interest
                    $34,010,238 (collateralized by $33,820,000 U.S.
                    Treasury Note, 5.125%, due 8/31/00, valued at
                    $34,678,167)...................................    11/2/98      5.420       34,000,000
      165,000     Merrill Lynch Repurchase Agreement, dated
                    10/30/98, at 5.350%, proceeds include interest
                    $165,049,042 (collateralized by $576,797,000
                    U.S. Treasury Strips, 7.125% through 8.750%,
                    due 5/15/20 through 2/15/23, valued at
                    $168,300,036)..................................    11/2/98      5.350      165,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

  PRINCIPAL                                                                      YIELD TO
    AMOUNT                                                           MATURITY    MATURITY/
(IN THOUSANDS)                  SECURITY DESCRIPTION                   DATE        RATE          VALUE
--------------    -------------------------------------------------  ---------   ---------   -------------
REPURCHASE AGREEMENTS (CONTINUED)
$      30,000     State Street Repurchase Agreement, dated
                    10/30/98, at 5.350%, proceeds include interest
                    $30,008,917 (collateralized by $26,935,000 U.S.
                    Treasury Note, 6.500%, due 8/15/05, valued at
                    $30,604,894)...................................    11/2/98      5.350%   $  30,000,000
       30,000     Westdeutshe Landesbank Repurchase Agreement,
                    dated 10/30/98, at 5.420%, proceeds include
                    interest $30,009,003(e)........................    11/2/98      5.420       30,000,000
                                                                                             -------------
                      TOTAL REPURCHASE AGREEMENTS..................                            573,288,000
                                                                                             -------------
                  TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE (98.7%)...................     696,152,976
                  OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)............................       8,893,698
                                                                                             -------------
                  NET ASSETS (100.0%).....................................................   $ 705,046,674
                                                                                             -------------
                                                                                             -------------

------------------------------
(e) Collateralized partially by:
FMAC $75,000,000, 6.000% due 3/15/25
U.S. Treasury Bonds $379,000, 7.250% through 12.000%, due 8/15/13 through
11/15/21
U.S. Treasury Notes $3,379,000, 4.500% through 6.250%, due 2/28/99 through
12/31/02
Valued at $77,481,606

Abbreviations used in the Schedule of Investments are as follows:

FMAC-First Home Mortgage Acceptance Corp.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Amortized Cost and Value            $122,864,976
Repurchase Agreements at Amortized Cost and Value   573,288,000
Cash                                                        437
Receivable for Investments Sold                       5,900,000
Interest Receivable                                   3,096,810
Receivable for Expense Reimbursement                    129,452
Prepaid Expenses and Other Assets                         5,357
                                                   ------------
    Total Assets                                    705,285,032
                                                   ------------
LIABILITIES
Advisory Fee Payable                                    124,936
Custody Fee Payable                                      67,101
Administrative Services Fee Payable                      17,739
Administration Fee Payable                                1,486
Trustees' Fee Payable                                     1,316
Fund Services Fee Payable                                   630
Accrued Expenses                                         25,150
                                                   ------------
    Total Liabilities                                   238,358
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $705,046,674
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                 $29,552,603
EXPENSES
Advisory Fee                                       $1,080,743
Administrative Services Fee                           155,752
Custodian Fees and Expenses                           126,938
Professional Fees and Expenses                         49,488
Fund Services Fee                                      15,548
Trustees' Fees and Expenses                             8,100
Administration Fee                                      7,258
Amortization of Organization Expenses                   1,603
Miscellaneous                                           9,828
                                                   ----------
    Total Expenses                                  1,455,258
Less: Reimbursement of Expenses                      (828,462)
                                                   ----------
NET EXPENSES                                                        626,796
                                                                -----------
NET INVESTMENT INCOME                                            28,925,807
NET REALIZED LOSS ON INVESTMENTS                                    (11,600)
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $28,914,207
                                                                -----------
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                         JULY 7, 1997
                                                    FOR THE FISCAL     (COMMENCEMENT OF
                                                      YEAR ENDED      OPERATIONS) THROUGH
                                                   OCTOBER 31, 1998    OCTOBER 31, 1997
                                                   ----------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     28,925,807   $        1,356,330
Net Realized Gain (Loss) on Investments                     (11,600)               3,337
                                                   ----------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                         28,914,207            1,359,667
                                                   ----------------   -------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         5,803,822,953          154,888,508
Withdrawals                                          (5,244,794,486)         (39,144,175)
                                                   ----------------   -------------------
    Net Increase from Investors' Transactions           559,028,467          115,744,333
                                                   ----------------   -------------------
    Total Increase in Net Assets                        587,942,674          117,104,000
NET ASSETS
Beginning of Period                                     117,104,000                   --
                                                   ----------------   -------------------
End of Period                                      $    705,046,674   $      117,104,000
                                                   ----------------   -------------------
                                                   ----------------   -------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                         JULY 7, 1997
                                                    FOR THE FISCAL     (COMMENCEMENT OF
                                                      YEAR ENDED      OPERATIONS) THROUGH
                                                   OCTOBER 31, 1998    OCTOBER 31, 1997
                                                   ----------------   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    0.12%                 0.04%(a)
  Net Investment Income                                       5.35%                 5.52%(a)
  Expenses without reimbursement                              0.27%                 0.52%(a)

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Treasury Money Market Portfolio (the "portfolio") is one of two subtrusts ("portfolios") comprising Series Portfolio II. Series Portfolio II is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on January 9, 1997. The portfolio commenced operations on July 7, 1997. The portfolio's investment objective is to provide high current income consistent with the preservation of capital and same-day liquidity. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) Investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The cost of securities is substantially the same for book and tax purposes.

   d) The portfolio incurred organization expenses in the amount of $14,000 which were deferred and are amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.20% of the portfolio's average daily net assets up to $1 billion and 0.10% on any excess over $1 billion. Effective October 1, 1998 the portfolio's investment advisor is J.P. Morgan Investment Management Inc., ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan, and the terms of the agreement have remained the same. For the fiscal year ended October 31, 1998, such fees amounted to $1,080,743.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $7,258.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1998, the fee for these services amounted to $155,752.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than the following respective percentages of average daily net assets of the portfolio for the periods indicated below:

November 1, 1997-November 30, 1997.........................      0.05%
December 1, 1997-July 31, 1998.............................      0.10%
August 1, 1998-November 30, 1998...........................      0.15%
December 1, 1998-February 28, 1999.........................      0.20%

      For the fiscal year ended October 31, 1998, J.P. Morgan has agreed to reimburse the portfolio $828,462 for expenses under this agreement. The total operating expenses for the portfolio is a blended ratio

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      which is based on reimbursements in effect for the fiscal year ended October 31, 1998 and may not necessarily represent the actual amount incurred by an interest holder. This reimbursement arrangement can be changed or terminated at any time after February 28, 1999 at the option of J.P. Morgan.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $15,548 for the fiscal year ended October 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,300.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Treasury Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Treasury Money Market Portfolio (the "portfolio") at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for the year then ended and for the period July 7, 1997 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN INSTITUTIONAL SERVICE FUNDS

            PRIME MONEY MARKET FUND

            TREASURY MONEY MARKET FUND

            FEDERAL MONEY MARKET FUND

            TAX EXEMPT MONEY MARKET FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800)766-7722.



J.P. MORGAN
INSTITUTIONAL
SERVICE TREASURY
MONEY MARKET FUND



ANNUAL REPORT
OCTOBER 31, 1998